Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Applied UV, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, John Andrews, Chief Executive Officer of Applied UV, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted by pursuant to the Sarbanes-Oxley Act, that, to the best of my knowledge:

1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2023	By:	/s/ Max Munn
Max Munn
Chief Executive Officer